UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 14, 2005
Motorcar Parts of America, Inc.

(Exact name of registrant as specified in its charter)

New York	0-23538	11-2153962

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2929 California Street, Torrance, CA	90503

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (310) 212-7910

Item 2.02. Results of Operations and Financial Disclosure.
     On October 14, 2005, Motorcar Parts of America, Inc. issued a press release announcing its earnings for the fiscal quarter ended June 30, 2005, which is being furnished as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits.
The following exhibit is furnished with this Current Report pursuant to Item 2.02:
(c) Exhibits

Exhibit No.	Description
99.1	Press Release, dated October 14, 2005.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOTORCAR PARTS OF AMERICA, INC.

Date: October 14, 2005	/s/ MICHAEL UMANSKY

Michael Umansky
Vice President and General Counsel